EXHIBIT 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Highway Holdings Limited (the “Company”) on Form 20-F for the period ended March 31, 2011 as filed  with the Securities and Exchange  Commission on the date hereof (the “Report”), I, Alan Chan, certify, pursuant to 18 U.S.C. Section  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)           The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2011

/s/ Alan Chan
Alan Chan
Chief Financial Officer